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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 20, 1997
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                          LIFE RESOURCES INCORPORATED
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             (Exact name of registrant as specified in its charter)


           Oregon                       0-7655                 93-0475404
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(State or other jurisdiction          (Commission             (IRS Employer
     or incorporation)                File Number)          Identification No.)


           101 East Redlands Boulevard Suite 206   Redlands, CA  92373
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                 (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code  (909) 793-3000
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Item 1.  Changes in Control of Registrant

None.

Item 2.  Acquisition or Disposition of Assets

None.

Item 3.  Bankruptcy or Receivership

None.

Item 4.  Changes in Registrant's Certifying Accountant

On September 18, 1997, the registrant appointed the accounting firm of Bennett Block, An Accountancy Corporation as independent accountant for the fiscal year ended June 30, 1997 to replace its former principal accountant Coopers & Lybrand L.L.P. The registrant's board of directors approved the selection of Bennett Block, An Accountancy Corporation as new independent accountant. Management of the registrant has not consulted with Bennett Block, An Accountancy Corporation on any accounting, auditing or reporting matter.

Pursuant to Item 304(a)(1) of Regulation S-K, the following information is provided with respect to the change in the registrant's certifying accountant.

Due to cash flow constraints, the registrant was unable to pay the former accountant as timely as requested. Therefore, the former accountant resigned. Each of the opinions for each of the past two years was qualified based on the registrant's ability to continue as a going concern. Since the former accountant resigned, there was no consenting vote on the part of the board of directors.

During the registrant's two most recent fiscal years ended June 30, 1995 and 1996, and interim period subsequent to June 30, 1996, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or audit procedure.

Pursuant to item 304(a)(2) of Regulation S-K, the forgoing information has been provided to the registrant's new certifying accountant.

The registrant has also provided Coopers & Lybrand L.L.P. with a copy of this disclosure and has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Coopers & Lybrand L.L.P.'s letter to the SEC, dated September 18, 1997, is filed as Exhibit 1, to the Form 8-K.)





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Item 5.  Other Events

None.

Item 6.  Resignations of Registrant's Directors

None.

Item 7.  Financial Statements and Exhibits

None.

Item 8.  Change in Fiscal Year

None.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LIFE RESOURCES INCORPORATED
                                                (Registrant)


                                By:  /s/ J. Robert West
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                                         J. Robert West
                                Chairman of the Board and President

                                Date:    September 20, 1997
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                                By:  /s/ Milton M. Miner
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                                         Milton M. Miner
                                            Secretary

                                Date:    September 20, 1997
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